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                                                                   EXHIBIT 10.34

                      FOURTH AMENDMENT TO CREDIT AGREEMENT



         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of June 24, 2003 by and between PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ("Borrower"), and GUARANTY BANK, a federal savings bank ("Lender").


                                   WITNESSETH:


         WHEREAS, Borrower, Technical Mortgage, L.P., a Texas limited partnership ("Technical Mortgage"), and Lender entered into that certain Credit Agreement dated as of August 1, 2002 (as heretofore amended, the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower and Technical Mortgage as therein provided; and

         WHEREAS, effective February 28, 2003, TM Investments, L.L.C., General Partner of Technical Mortgage, and NMH Investments, Inc. were merged into Borrower, and effective March 11, 2003 Technical Mortgage was dissolved, leaving Borrower as the remaining sole Borrower; and

         WHEREAS, Borrower and Lender desire to amend the Original Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         ss. 1.1. Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

         ss. 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this ss. 1.2.

         "Amendment" has the meaning set forth in the introductory paragraph hereto.


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         "Amendment Documents" means, collectively, this Amendment and the confirmation by Parent with respect to this Amendment.

         "Credit Agreement" means the Original Credit Agreement as amended hereby.

         "Original Omnibus Certificate" means the Omnibus Certificate dated August 1, 2002 executed and delivered by officers of Borrower pursuant to the Original Credit Agreement.

                                   ARTICLE II.

                    Amendments to Original Credit Agreement

         ss. 2.1. Definitions. The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended in their entirely to read as follows:

                  "'DRAWDOWN TERMINATION DATE' means the earlier of September 22, 2003, or the day on which any Note first becomes due and payable in full."

                  "'PARENT DEBT AGREEMENTS' means each of the following: (i) the Parent Credit Agreement, all related guaranties and pledge agreements and other instruments from time to time delivered in connection therewith; (ii) that certain Indenture dated as of June 25, 2002 among the Parent, as issuer, the subsidiary guarantors party thereto and Wells Fargo Bank Minnesota, National Association, as trustee, pursuant to which the Parent's 9% Senior Notes due 2010 are issued; (iii) that certain Indenture dated as of June 25,2002 among the Parent, as issuer, the subsidiary guarantors party thereto and Wells Fargo Bank Minnesota, National Association, as trustee, pursuant to which the Parent's
         10 3/8% Senior Subordinated Notes due 2012 are issued; and (iv) that certain Indenture dated as of February 3, 2003 among the Parent, as issuer, the subsidiary guarantors party thereto and Wells Fargo Bank Minnesota, National Association, as trustee, pursuant to which the Parent's 9% Senior Notes due 2010 are issued, in each case of clauses
         (i) through (iv), as the same may be amended, modified, supplemented, waived, replaced, refinanced from time to time."

                  "'WET WAREHOUSING SUBLIMIT' means thirty-five percent (35%) of the Commitment."

         ss. 2.2. Limitation on Indebtedness. Subparagraph (d) of Section 6.2 of the Original Credit Agreement is hereby deleted.

         ss. 2.3. Waiver. Lender hereby waives any Default or Event of Default arising solely as a result of the dissolution of Technical Mortgage in the manner described above.


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                                  ARTICLE III.

                           Conditions of Effectiveness

         ss. 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office:

                  (a)      a duly executed counterpart of this Amendment,

                  (b) a duly executed Consent and Agreement in the form of Exhibit A hereto,

                  (c) a duly executed certificate of the president - chief executive officer and secretary of Preferred certifying that (i) the specimen signatures of certain duly elected, qualified and acting officers of Preferred attached to the Officers' Certificate dated as of October 15, 2002 are true and correct, (ii) resolutions of its board of directors attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment are in full force and effect, and (iii) the Articles of Incorporation and Bylaws of Preferred attached to the Original Omnibus Certificate have not been amended since the date of such Certificate,

                  (d) each other document to be executed and delivered by Borrower pursuant hereto or thereto.

                                   ARTICLE IV.

                         Representations and Warranties

         ss. 4.1. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

                  (a)      The representations and warranties contained in
         Article IV of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

                  (b) Borrower is duly authorized to execute and deliver this Amendment and other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Original Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of such Borrower hereunder and thereunder;

                  (c) The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by such Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation


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         and bylaws of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by either Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby,

                  (d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally; and

                  (e) The draft of audited annual Consolidated financial statements of Borrower dated as of December 31, 2002 and the unaudited quarterly Consolidated financial statements of Borrower dated as of March 31, 2003 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Lender. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.


                                   ARTICLE V.

                                  Miscellaneous


         ss. 5.1. Ratification of Agreement. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Original Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Credit Agreement or any other Loan Document.

         ss. 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Original Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Original Credit Agreement.


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         ss.  5.3.  Loan Documents. This Amendment and the other Amendment
Documents are each a Loan Document, and all provisions in the Original Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         ss. 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         ss. 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


BORROWER:                               PREFERRED HOME MORTGAGE COMPANY



                                        By: /s/ Sorana Georgescu
                                            -----------------------------------
                                            Name: Sorana Georgescu
                                            Title: Authorized Representative



LENDER:                                 GUARANTY BANK



                                        By: /s/ Randy Reid
                                           ------------------------------------
                                           Randy Reid
                                           Senior Vice President



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THE STATE OF TEXAS              )
                                )
                                )
COUNTY OF HARRIS                )



         This instrument was acknowledged before me on June 19, 2003, by Sorana Georgescu, Authorized Representative OF PREFERRED HOME MORTGAGE COMPANY, a Florida corporation, on behalf of said corporation.

                                /s/ Margie Coomer
                                -----------------------------------------------
                                Notary Public, State of Texas


                                Margie Coomer
                                -----------------------------------------------
                                (printed name)




My Commission Expires:

03-07-2005